FORM 8K

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington,  D.C.   20549

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

            Date of Initial Report: March 17, 1999


                           U. S. MICROBICS, INC.
          (Exact Name of Registrant as Specified in its Charter)


  Colorado                      0-14213            84-0990371
(State or Other Juris  (Commission File Number)  (IRS Employer
diction of Incorporation)                         Identification No.)

                         5922-B Farnsworth Court
                          Carlsbad, CA 92008
                 (Address of Principal Executive Offices)

Registrant's telephone number, including area code:(760)918-1860

Former name or former address, if changed since last report: Not Applicable

Item 1.        Changes in Control of Registrant.

               Not applicable.

Item 2.        Acquisition or Disposition of Assets.

               Not applicable.

Item 3.        Bankruptcy or Receivership.

               Not applicable.

Item 4. Changes in Registrant's Certifying Accountant

Registrant has engaged Arthur Andersen LLP as its independent certifying accountant effective March 10, 1999 dismissing Bradshaw, Smith & Co. its prior independent certifying accountant, as of the same date. The change in independent certifying accountant was approved by the Board of Directors of Registrant on March 12, 1999.

The reports of Registrant for fiscal years 1997 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or application of accounting principles, except that Bradshaw, Smith & Co. for fiscal years 1997 and 1998, included an explanatory paragraph regarding the Registrant's ability to continue as a going concern. During fiscal years 1997 and 1998 and the subsequent period thereto prior to the dismissal of Bradshaw Smith & Co., there were no disagreements between Registrant and Bradshaw, Smith & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Bradshaw, Smith & Co., would have caused them to make reference thereto in their report on the financial statements for such years. During fiscal years 1997 and 1998 and the subsequent period thereto prior to engaging Arthur Andersen LLP, the Registrant had no discussions with Arthur Andersen LLP regarding either the application of accounting principles to a specific completed or contemplated transaction, the type of opinion that would be rendered in Registrant's financial statements, and neither written nor oral advice has provided that was an important factor construed by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or any matter that was the subject of disagreement with Bradshaw Smith & Co.

Item 5.        Other Events.
              Not applicable.

Item 6.    Resignation of Registrant's Directors.

     Not applicable.

Item 7.    Financial Statements. Pro Forma Financial
               Information and Exhibits.

   (a) Exhibit 16.1   Letter from Bradshaw, Smith & Co., to the Securities
and Exchange Commission dated, March 12 1999.

Item 8.        Change in Fiscal Year.

               Not applicable.

                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           U.S. Microbics, Inc.


Date: March 17, 1999                         By:  /s/ Robert C. Brehm
                           Robert C. Brehm, President and Chief Executive
                                    Officer


                                   By: /s/ Conrad Nagel
                                   Conrad Nagel, Chief Financial Officer

EXHIBIT 16.1


Chief Accountant
Securities and Exchange Commission
Washington, D.C. 20549


Board of Directors
U.S. Microbics, Inc.
5922-B Farnsworth Court
Carlsbad, Ca 92008

Gentlemen:

In accordance with the AICPA's SEC Practice Section requirements we are hereby reporting the fact that the client-auditor relationship between U.S. Microbics, Inc. (formerly Global Venture Funding, Inc.) and Bradshaw, Smith & Co. has ceased. We were previously the accountants for U.S. Microbics, Inc. and on January 25, 1999 (except for Notes 10 and 11 as to which the date is February 4, 1999), we reported on the consolidated financial statements of U.S. Microbics, Inc. and Subsidiaries as of and for the year ended September 30, 1998. On March 12, 1999, we were dismissed as accountants of U.S. Microbics, Inc. We have read U.S. Microbics, Inc. statements included under Item 4 of its form 8-K for March 12, 1999, and we agree with such statements.

Very truly yours,

/s/ Bradshaw, Smith & Co.
Bradshaw, Smith & Co.
Las Vegas,  Nevada
March 12, 1999